August 21, 2017

Supplement to the Miller Income Fund
Summary Prospectus, Prospectus, and Statement of Additional Information dated February 22, 2017

Supplement to the Miller Opportunity Trust
Summary Prospectus, Prospectus, and Statement of Additional Information dated April 10, 2017

Miller Income Fund
Class A	LMCJX
Class C	LCMNX
Class FI	LMCKX
Class I	LMCLX
Class IS	LMCMX

Miller Opportunity Trust
Class A	LGOAX
Class C	LMOPX
Class FI	LMOFX
Class R	LMORX
Class I	LMNOX

Effective August 21, 2017, LMM LLC, investment adviser to the Miller Income Fund and the Miller Opportunity Trust (the “Miller Value Funds”), is pleased to announce its name change to Miller Value Partners, LLC. This new name of the Miller Value Funds’ investment adviser does not affect the investment objectives, principal investment strategies, or portfolio managers of the Miller Value Funds, all of which remain unchanged. The only change is that all references to LMM LLC in each document are deleted and replaced with the name Miller Value Partners, LLC.

In addition, please note the following changes to the Prospectuses and Statements of Additional Information for the Miller Value Funds:

Class A shares, sales charge breakpoint table on Page 35 of the Miller Income Fund Prospectus and Page 29 of the Miller Opportunity Trust Prospectus is replaced with the following:

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $25,000	5.75	6.10	5.75
$25,000 but less than $50,000	5.00	5.26	5.00
$50,000 but less than $100,000	4.50	4.71	4.50
$100,000 but less than $250,000	3.50	3.63	3.50
$250,000 but less than $500,000	2.50	2.56	2.50
$500,000 but less than $750,000	2.00	2.04	2.00
$750,000 but less than $1 million	1.50	1.52	1.50
$1 million but less than $5,000,000[1]	-0-	-0-	1.00
$5,000,000 but less than $15,000,000[1]	-0-	-0-	0.50
$15,000,000 but less than $1,000,000,000[1]	-0-	-0-	0.25
[1]
The Adviser may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Service Agent will not receive this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Shareholders may now combine purchases of different Class shares to reduce the Class A sales charges.

Qualifying for a reduced Class A sales charge on Page 45 of the Miller Income Fund Prospectus and Page 30 of the Miller Opportunity Trust Prospectus are replaced with the following:

There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Service Agent or the Fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Miller Value Funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•
Rights of Accumulation (“ROA”) – You may combine your new purchase of Class A shares with any other class shares of the Miller Value Funds you currently own for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value, calculated using the current day public offering price of all other class shares of the Miller Value Funds you own. You may also combine the account value of your spouse and children under the age of 21. Only the shares held at the intermediary or the transfer agent at which you are making the current purchase can be used for the purposes of a lower sales charge based on Rights of Accumulation.

If you hold Fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

•
Letter of Intent (“LOI”) – By signing an LOI you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of any Miller Value Funds shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

If you establish an LOI with the Fund you can aggregate your accounts as well as the accounts of your spouse and children under age 21. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI. Only the accounts held at the financial intermediary or the Transfer Agent at which you are making the purchase can be used toward fulfillment of the LOI.

Rights of Accumulation Privilege and Letters of Intent sections on Page 51 of the Miller Income Fund Statement of Additional Information and Page 45 of the Miller Opportunity Trust Statement of Additional Information are replaced with the following:

Rights of Accumulation Privilege. You may combine your new purchase of Class A shares with other Miller Value Funds shares you currently own for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value, calculated using the current day public offering price of all other shares you own. You may also combine the account value of your spouse and children under the age of 21. Only the shares held at the intermediary or the transfer agent at which you are making the current purchase can be used for the purposes of a lower sales charge based on Rights of Accumulation.

If you hold Fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Letters of Intent (“LOI”). By signing a LOI you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Miller Value Funds shares.  You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000

Please retain this supplement for future reference.